                                LETTER WAIVER TO
                      THAT CERTAIN NOTE PURCHASE AGREEMENT

                               September 30, 1998


To Each of the Purchasers:

Ladies and Gentlemen:

     We refer to that certain Note Purchase Agreement dated as of November 29, 1995, by and among the undersigned, Western Gas Resources, Inc. (the "Company") and the Purchasers relating to the purchase and sale of the Company's 8.02% Senior Notes (the "Agreement"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

     In Section 6A(4) of the Agreement, the Company agrees not to permit the Fixed Charge Coverage Ratio to be less than 3.75 to 1.00 at any time after October 31, 1997. The Company hereby requests that you waive compliance with this section for the fiscal quarter ended September 30, 1998 provided that the Fixed Charge Coverage Ratio may not be less than 3.30 to 1.00 during such period.

If you agree to the above waiver of compliance with Section 6A(4) for the fiscal quarter ended September 30, 1998 provided that the Fixed Charge Coverage Ratio may not be less than 3.30 to 1.00 during such period, please evidence such agreement by executing and returning one counterpart of this waiver to the Company at its address at 12200 N. Pecos Street, Denver, CO 80234, Attention:
Vice President - Finance. This waiver shall become effective as of the date first above written when and if counterparts of this waiver shall have been executed by the Company and the Required Holders.



                              Very truly yours,

                              WESTERN GAS RESOURCES, INC.


                              By: /s/ William J. Krysiak
                                 ________________________
                                   William J.  Krysiak,
                                   Vice President - Finance

To Each of the Purchasers
September 30, 1998
Page 2




AGREED AS OF THE DATE FIRST ABOVE WRITTEN:


THE VARIABLE ANNUITY
LIFE INSURANCE COMPANY

By:_________________________________



AMERICAN GENERAL LIFE
INSURANCE COMPANY

By:_________________________________



AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
(successor in interest to GULF LIFE INSURANCE COMPANY)

By:_________________________________



FIRST ALLMERICA FINANCIAL
LIFE INSURANCE COMPANY

By:_________________________________



ALLMERICA FINANCIAL LIFE
INSURANCE AND ANNUITY COMPANY

By:_________________________________


J. ROMEO & CO., as nominee for
THE MUTUAL LIFE INSURANCE
COMPANY OF NEW YORK


By:_________________________________